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                                                                   EXHIBIT 10.30


                    AMENDMENT TO SPONSORED RESEARCH AGREEMENT

       This is the first Amendment, signed on December 6, 2000 (hereinafter the "Effective Date of the Amendment"), to the Sponsored Research Agreement dated June 24, 1999 (hereinafter "the AGREEMENT', attached as Exhibit B to this Amendment) by and between CHILDREN'S HOSPITAL, a corporation organized and existing under the laws of the Commonwealth of Massachusetts and having its principal place of business at 300 Longwood Avenue, Boston, MA 02115 (hereinafter "HOSPITAL"), and ENTREMED, INC., a corporation organized and existing under the laws of Delaware, and having its principal place of business at 9640 Medical Center Drive, Rockville, MD 20850 (hereinafter "ENTREMED").

HOSPITAL and ENTREMED mutually desire to amend the AGREEMENT as follows:

       I. All capitalized terms herein are defined as in the AGREEMENT, unless otherwise specified herein.

       2. In Paragraph 1(a) of the AGREEMENT, "Exhibit A" is replaced with "Amended Exhibit A", which Amended Exhibit A is attached hereto as Exhibit A to this Amendment.

       3. In Paragraph 2(a) of the AGREEMENT, "September 29, 2000" is replaced with "September 29, 2001".

       4. Paragraphs 4(a) and (b) of the AGREEMENT are amended to add the following sentence to each respective paragraph:

              (a) In addition, EntreMed agrees to pay Hospital One Million Five Hundred Thousand Dollars ($1,500,000) to fund the Program in accordance with the conditions and terms of this Agreement, as amended.

              (b) In addition, on October 4, 2000, EntreMed will pay Hospital the sum of $750,000 and thereafter will make one additional payment of $750,000 on March 29, 2001 in accordance with the conditions and terms set forth herein.

       5. Paragraph 7(b) of the AGREEMENT is deleted and the following Paragraph 7(b) is substituted therefor:

              (b) Hospital shall apply for, seek prompt issuance of, and maintain during the term of this Agreement the patent applications and patents covering Inventions and jointly-owned inventions. Hospital shall solicit EntreMed's comment prior to filing of patent applications and prior to any significant actions required during such filing, prosecution, and maintenance and shall provide EntreMed with drafts of responses sufficiently in advance to allow time for comment and with file copies




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                     after the action is completed. Significant actions shall
                     include Hospital's submission of patent applications, all official actions from the patent office and all responses to official actions. Hospital agrees to seriously consider EntreMed's comments with regard to patent prosecution. If Hospital decides not to file, not to continue prosecution or not to maintain any patent application or patent covering Inventions and jointly-owned inventions in any jurisdiction, the Intellectual Property Office of Hospital will notify EntreMed in a timely fashion. Following receipt of any such notice from the Intellectual Property Office of Hospital, EntreMed may thereafter elect to file, continue prosecution, or maintain the patent application or patent that is the subject of such notice, at its own expense and in the name of Hospital. EntreMed shall solicit Hospital's comment prior to the filing of patent applications and prior to any significant actions required during such filing, prosecution, and maintenance and shall provide Hospital with drafts of responses sufficiently in advance to allow time for comment and with file copies after the action is completed. Significant actions shall include EntreMed's submission of patent applications, all official actions from the patent office and all responses to official actions, EntreMed agrees to seriously consider Hospital's comments with regard to patent prosecution. Payment of all reasonable fees and costs incurred by Hospital relating to the filing, prosecution, and maintenance of the patent applications and patents covering Inventions and jointly-owned inventions shall be the responsibility of EntreMed. If EntreMed elects not to pay any such fees and costs with respect to any patent application or parent in any jurisdiction, Hospital shall have the right to file, continue prosecution or maintain such patent application or patent in such jurisdiction at its own expense as it deems necessary and EntreMed shall have no further option or other rights to such patent application or patent in such jurisdiction.

       6. In Exhibit B to the AGREEMENT (the Model License Agreement), Sections 1.4.3, 1.4.4 and 1.4.5 shall be deleted and the following sections are substituted therefor:

              1.4.3. Claims of U.S. and foreign continuation-in-part
                     applications, and of the resulting patents, which are directed to subject matter that is described in the U.S. and foreign applications listed in Appendix A in a manner that meets the requirements of 35 U.S.C. Section 112;

              1.4.4. Claims of all later filed foreign patent applications, and of the resulting patents, which are directed to subject matter that is described in the U.S. patents and/or patent applications listed in Appendix A in a manner that meets the requirements of 35 U.S.C. Section 112;

              1.4.5 Any reissues of United States patents described in paragraphs 1.4.1,

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                     1.4.21.4.3 and 1.4.4 above.

       7. In Exhibit B to the AGREEMENT, in Sections 4.6 and 5.4, "BankBoston" is replaced with "FleetBoston Financial".

       8. Also in Exhibit B to the AGREEMENT, Sections 6.1 and 6.2 shall be deleted and the following sections are substituted therefor:

              6.1 Hospital shall apply for, seek prompt issuance of, and maintain during the term of this Agreement the patent applications and patents covering Inventions and jointly-owned inventions. Hospital shall solicit EntreMed's comment prior to filing of patent applications and prior to any significant actions required during such filing, prosecution, and maintenance and shall provide EntreMed with drafts of responses sufficiently in advance to allow time for comment and with file copies after the action is completed. Significant actions shall include Hospital's submission of patent applications, all official actions from the patent office and all responses to official actions. Hospital agrees to seriously consider EntreMed's comments with regard to patent prosecution. If Hospital decides not to file, not to continue prosecution or not to maintain any patent application or patent covering Inventions and jointly-owned inventions in any jurisdiction, the Intellectual Property Office of Hospital will notify EntreMed in a timely fashion. Following receipt of any such notice from the Intellectual Property Office of Hospital, EntreMed may thereafter elect to file, continue prosecution, or maintain the patent application or patent that is the subject of such notice, at its own expense and in the name of Hospital. EntreMed shall solicit Hospital's comment prior to the filing of patent applications and prior to any significant actions required during such filing, prosecution, and maintenance and shall provide Hospital with drafts of responses sufficiently in advance to allow time for comment and with file copies after the action is completed. Significant actions shall include EntreMed's submission of patent applications, all official actions from the patent office and all responses to official actions, EntreMed agrees to seriously consider Hospital's comments with regard to patent prosecution. Payment of all reasonable fees and costs incurred by Hospital relating to the filing, prosecution, and maintenance of the patent applications and patents covering Inventions and jointly-owned inventions shall be the responsibility of EntreMed. If EntreMed elects not to pay any such fees and costs with respect to any patent application or patent in any jurisdiction, Hospital shall have the right to file, continue prosecution or maintain such patent application or patent in such jurisdiction at its own expense as it deems necessary and EntreMed shall have no further option or other rights to such patent application or patent in such jurisdiction.

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              6.2    Payment of all reasonable fees and costs relating to the
                     filing, prosecution, and maintenance of the patent applications and patents included in Patent Rights shall be the responsibility of Licensee, whether such fees and costs were incurred before or after the date of this Agreement. If Licensee elects not to pay for any such fees and costs with respect to any patent application or patent included in Patent Rights in any jurisdiction, CMCC shall have the right to file, continue prosecution or maintain such patent application or patent in such jurisdiction at its own expense as it deems necessary and Licensee shall have no further rights to such patent application or patent in such jurisdiction.

       9. The provisions of this Amendment are expressly incorporated in the AGREEMENT.

       10. Any conflict between a provision in this Amendment and a provision in the AGREEMENT shall be resolved in favor of the provision of this Amendment.

       11. This Amendment shall be deemed effective as of the Effective Date of the Amendment.

       12. This Amendment may be signed in counterparts, each of which shall be considered an original, but all of which shall constitute one and the same instrument.


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       In Witness whereof, HOSPITAL and ENTREMED have caused this Amendment to be executed on the dates indicated below:

For CHILDREN'S HOSPITAL:

Name: /s/ JAMES MANDELL
     ----------------------------------------
Title: President and Chief Executive Officer
      -------------------------------------------

Date:  December 6, 2000


For ENTREMED, INC.:

Name: /s/ JOHN HOLADAY
     ----------------------------------------
Title: Chairman and CEO
      -------------------------------------------

Date:  December 5, 2000



Name: /s/ JUDAH FOLKMAN, MD.
     --------------------------------------------
Title: Judah Folkman, M.D. Principal investigator

Date:  December 7, 2000